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                                                                   EXHIBIT 10.15

                            FORM OF NON-COMPETITION
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                     AND CONFIRMATORY ASSIGNMENT AGREEMENT
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     This NON-COMPETITION, CONFIDENTIALITY AND CONFIRMATORY ASSIGNMENT AGREEMENT
(the "Agreement") is made and entered into as of August __, 2000 by and among [IPG Photonics Corporation, a Delaware corporation] (the "Company") and
[insert name of executive  ], an individual residing at [  insert address of
---------------------------                             --------------------
executive  ] (the "Executive").  Reference is made to that certain Stock
-----------
Purchase Agreement of the date herewith (the "Purchase Agreement"), which contemplates an investment in the Company by the investors named therein (the "Investors").

                                  WITNESSETH
                                  ----------

     WHEREAS, the Executive holds a direct equity interest in the Company;

     WHEREAS, the Company is a manufacturer of fiber amplifiers, fiber lasers and associated products. The Company's business is conducted throughout the world and the reputation and goodwill of the Company are an integral part of its business success;

     WHEREAS, as a material inducement to the Investors to enter into the Purchase Agreement and in consideration of the covenants and agreements set forth therein, and in order to provide the Investors with the full benefits of their investment, the Executive has agreed to execute and deliver this Agreement; and

     WHEREAS, the execution and delivery by the Executive of this Agreement is a condition precedent to the Company's willingness to consummate the transactions described in the Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     Section 1.  Non-Competition; Non-Solicitation.  In view of the fact that
     ---------   ---------------------------------
any activity of the Executive in violation of the terms hereof would adversely affect the Company and its subsidiaries (as defined below) and would deprive the Investors under the Purchase Agreement of the benefits of their bargains thereunder, and to preserve the goodwill associated with the Company's business, the Executive hereby agrees to the following restrictions on his activities:

          (a)  Non-Competition.  The Executive hereby agrees that during the
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period commencing on the date hereof and ending on the date which is the later of (i) two (2) years after the date hereof and (ii) one (1) year after the date on which the Executive's employment with the Company and its subsidiaries terminates for any reason (the "Non-Competition Period") , he will not, without the express written consent of the Company, directly or indirectly (including without limitation through his involvement with IPG Laser Components, a German

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corporation, NEO-IPG Co., a Russian corporation or [IP Canada, Inc.], a Canadian corporation) anywhere in the world, engage in any activity which is, or participate or invest in, or provide or facilitate the provision of financing to, or assist (whether as owner, part-owner, shareholder, member, partner, director, officer, trustee, employee, agent or consultant, or in any other capacity), any business, organization or person other than the Company (or any subsidiary of the Company), and including any such business, organization or person involving, or which is, a family member of the Executive, whose business, activities, products or services are competitive with any of the business, activities, products or services conducted or offered by the Company and its subsidiaries during any period in which the Executive serves as an officer or employee of the Company or any of its subsidiaries, which business, activities, products and services shall include in any event and without limitation the business of manufacturing and testing of fiber amplifiers and fiber lasers and related products[provided, however, [Russian carve out]. The Executive hereby acknowledges that, because of the global-based nature of the Company's business, the geographic scope as set forth above is reasonable.

     (b)  Non-Solicitation.  The Executive hereby agrees that during the period
          ----------------
commencing on the date hereof and ending on the date which is the later of (i) two (2) years after the date hereof and (ii) eighteen (18) months after the date on which the Executive's employment with the Company and its subsidiaries terminates for any reason, he will not, without the express written consent of the Company, (a) hire or engage or attempt to hire or engage for or on behalf of himself or any such competitor any officer or employee of the Company or any of its subsidiaries, or any former employee of the Company and any of its subsidiaries who was employed during the one (1) year period immediately preceding the date on which the Executive's employment or service relationship with the Company was terminated for any reason, (b) encourage for or on behalf of himself or any such competitor any such officer or employee to terminate his or her relationship or employment with the Company or any of its subsidiaries,
(c) solicit for or on behalf of himself or any such competitor any client of the Company or any of its subsidiaries or (d) divert to any person (as hereinafter defined) any client or business opportunity of the Company or any of any of its subsidiaries.

     The Board of Directors, with prior notice and adequate disclosure of any opportunity or proposed activity, shall be entitled to interpret the provisions of this Agreement and exempt any opportunity or activity of the Executive which the Board of Directors, in its reasonable judgment, believes is in the interests of, or not opposed to the interests of, the Company.

     Notwithstanding anything herein to the contrary, the Executive may make passive investments in any enterprise the shares of which are publicly traded if such investment constitutes less than three percent (3%) of the equity of such enterprise.

     Neither the Executive nor any business entity controlled by him is a party to any contract, commitment, arrangement or agreement which could, following the date hereof, restrain or restrict the Company or any subsidiary of the Company from carrying on its business or restrain or restrict the Executive from performing his employment obligations, and as of the date of this Agreement the Executive has no business interests whatsoever in or relating to the industries in which the Company and its subsidiaries currently engage other than his interest in the Company and other than interests in public companies of less than one percent (1%).

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     For purposes of this Agreement, any reference to the subsidiaries of the
Company shall be deemed to include all entities directly or indirectly controlled by it through an ownership of more than fifty percent (50%) of the voting interests. As used in this Agreement, the term "person" shall mean an individual, a corporation, an association, a partnership, a limited liability company, an estate, a trust, and any other entity or organization.

     The Executive agrees that the Company may, at its option, enforce the non-competition and non-solicitation provisions of this Section 1 by making any compensation payments required to be made to the Executive as required by applicable laws.


     Section 2.  Scope of Agreement.  The parties acknowledge that the time,
     ---------   ------------------
scope, geographic area and other provisions of this Agreement have been specifically negotiated by sophisticated commercial parties and agree that (a) all such provisions are reasonable under the circumstances of the transactions contemplated hereby, (b) are given as an integral and essential part of the transactions contemplated hereby and (c) but for the covenants of the Executive contained in this Agreement, the Company and the Investors would not have entered into or consummated the transactions contemplated hereby. The Executive has independently consulted with his counsel and has been advised in all respects concerning the reasonableness and propriety of the covenants contained herein, with specific regard to the business to be conducted by Company and its subsidiaries, and represents that the Agreement is intended to be, and shall be, fully enforceable and effective in accordance with its terms.

     Section 3.  Acknowledgement Regarding Inventions/Receipt of Fair
     ---------   ----------------------------------------------------
Compensation.  Executive hereby confirms, acknowledges and agrees that all
------------
inventions, modifications, discoveries, designs, developments, improvements, processes, know-how, or intellectual property rights whatsoever (collectively, "Developments") that he (either along or with others) has conceived, made or reduced to practice at any time or times while employed by the Company or any of its subsidiaries that:

     (a) related to fixtures for and methods of manufacture of fiber amplifiers and certain aspects of fiber amplifiers,
     (b) related from tasks assigned to the Executive by the Company or any of its subsidiaries to the business, or
     (c) resulted from the use of premises or personal property (whether tangible or intangible owned, leased or contracted for or by the Company or any of its subsidiaries are the sole and absolute property of the Company, its successors and assigns. The employee acknowledges that all Developments were made as a "work for hire" and all proprietary rights which the Executive may have acquired in such Developments were assigned to the Company. The Executive hereby acknowledges he has not created any Developments that do not satisfy the provisions of Section 3(a), (b) or (c). Executive hereby confirms, acknowledges and agrees that he has received mutually-agreed upon compensation from the Company in consideration for the

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Company's ownership rights to the Developments set forth in this Section 3 and that such consideration is fair and reasonable.

     Section 4.  Certain Remedies; Severability.  It is specifically understood
     ---------   ------------------------------
and agreed that any breach of the provisions of this Agreement by the Executive or any of his affiliates will result in irreparable injury to the Company and its subsidiaries, that the remedy at law alone will be an inadequate remedy for such breach and that, in addition to any other remedy it may have, the Company and upon authorization by the Board of Directors of the Company its subsidiaries shall be entitled to enforce the specific performance of this Agreement by the Executive through both temporary and permanent injunctive relief without the necessity of proving actual damages, but without limitation of their right to damages and any and all other remedies available to them, it being understood that injunctive relief is in addition to, and not in lieu of, such other remedies. In the event that any covenant contained in this Agreement shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it shall be interpreted to extend only over the maximum period of time for which it may be enforceable and/or over the maximum geographical area as to which it may be enforceable and/or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action. The existence of any claim or cause of action which the Executive may have against the Company or any of its subsidiaries shall not constitute a defense or bar to the enforcement of any of the provisions of this Agreement. Executive agrees that he will not assert, and it should not be considered, that any provision contained in this Agreement prevents him from earning a living or is otherwise void, voidable, or unenforceable or should be voided or held to be unenforceable.

     Section 5.  Jurisdiction.  The parties hereby irrevocably submit to the
     ---------   ------------
non-exclusive jurisdiction of the courts of The Commonwealth of Massachusetts to construe and enforce the covenants contained in this Agreement. In the event that the courts of any state shall hold such covenants unenforceable (in whole or in part) by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination shall not bar or in any way affect the right of the Company or upon authorization by the Board of Directors of the Company any its subsidiaries to the relief provided for herein in the courts of any other state within the geographic scope of such covenants, as to breaches of such covenants in such other respective states, the above covenants as they relate to each state being, for this purpose, severable into diverse and independent covenants.

     Section 6.  Notices.  Any notice or demand which is required or provided to
     ---------   -------
be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, telecopy, telex or other method of facsimile, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses: if to the Company, P.O. Box 519, 660 Main Street, Sturbridge, MA 01566, Facsimile: 508-347-6838, Attn: [ insert name or title of officer ],
                                          ---------------------------------
or at any other address designated by the Company to each Investor and the Executive in writing; if to the Executive, [ insert address and facsimile
                                            ------------------------------
number  ], or at any other address designated by the Executive to the Company
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and the Investors in writing; if to the Investors, c/o TA Associates,

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Inc., 20 Willow Road, Suite 100, Menlo Park, CA 94025, Facsimile: (650) 326-
4933, Attn: Michael C. Child, or at any other address designated by the Investors to the Company and the Executive in writing.

     Section 7.  Miscellaneous.  This Agreement shall be governed by and
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construed under the laws of The Commonwealth of Massachusetts and shall not be modified or discharged in whole or in part except by an agreement in writing signed by the Company and the Executive. The failure of any of the parties to require the performance of a term or obligation or to exercise any right under this Agreement or the waiver of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or exercise of such right or the enforcement at any time of any other right hereunder or be deemed a waiver of any subsequent breach of the provision so breached, or of any other breach hereunder. This Agreement shall inure to the benefit of, and be binding upon, successors of the Company by way of merger, consolidation or transfer of substantially all the assets of the Company, and may not be assigned by the Executive. This Agreement supersedes all prior understandings and agreements between the parties relating to the subject matter hereof.

     Section 8.  Third Party Beneficiaries. The parties hereto acknowledge and
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agree that the Investors are third party beneficiaries of this Agreement.



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     IN WITNESS WHEREOF, the parties have executed this Non-Competition
Agreement under seal as of the date first set forth above.

                              COMPANY:

                              IPG PHOTONICS CORPORATION.



                              By:______________________________________
                                 Name:
                                 Title:



                              EXECUTIVE:




                              _________________________________________
                              Name:

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